UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2018

CANCER GENETICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35817	04-3462475
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Route 17 North 2nd Floor, Rutherford, New Jersey 07070

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (201) 528-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 1.02 Termination of a Material Definitive Agreement.

Termination of Merger Agreement

On December 15, 2018, the Agreement and Plan of Merger (the “Merger Agreement”), dated September 18, 2018, among Cancer Genetics, Inc. (“CGI” or the “Company”), a Delaware corporation, Wogolos Ltd., a company formed under the laws of the State of Israel and a wholly-owned subsidiary of the Company (“Merger Sub”), and NovellusDx Ltd., a privately-held company formed under the laws of the State of Israel (“NDX”), was terminated by the Company.

Descriptions of the terms of the Merger Agreement were included in Item 1.01 of the Current Report on Form 8-K filed by the Company on September 21, 2018, and to the extent required by Item 1.02 of Form 8-K, such descriptions are incorporated by reference in this Item 1.02 pursuant to General Instruction B.3 of Form 8-K.

Termination of Private Placement

As a result of the termination of the Merger Agreement, the securities purchase agreement (the “Purchase Agreement”), dated September 18, 2018, among the Company and certain investors party thereto, all of whom are current NDX shareholders, is terminated in accordance with its terms.

Descriptions of the terms of the Purchase Agreement were included in Item 1.01 of the Current Report on Form 8-K filed by the Company on September 21, 2018, and to the extent required by Item 1.02 of Form 8-K, such descriptions are incorporated by reference in this Item 1.02 pursuant to General Instruction B.3 of Form 8-K.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As a result of the termination of the Merger Agreement, the Company became subject, pursuant to the Credit Agreement (the “Credit Agreement”), dated September 18, 2018, between the Company and NDX, to an Event of Default (as defined in the Credit Agreement). Consequently, in accordance with the Credit Agreement, the full amount of the $1.5 million advance previously paid to the Company in connection with the signing of the Merger Agreement, plus interest thereon, became due and payable, and the interest rate under the Credit Agreement was increased to the lesser of 21% per annum and the maximum rate permitted by applicable law.

Pursuant to subordination agreements entered into in connection with the Credit Agreement on September 18, 2018, NDX’s ability to be repaid under the Credit Agreement is subject to subordination to the Company’s senior secured lenders. The Company is party to two senior loan agreements — the Amended and Restated Loan and Security Agreement among the Company, certain of its wholly-owned subsidiaries and Silicon Valley Bank (“SVB””), dated March 22, 2017, as amended, and the Loan and Security Agreement among the Company, certain of its wholly-owned subsidiaries and Partners for Growth IV, L.P. (“PfG”), dated March 22, 2017, as amended.

The Company’s default in paying the amounts due under the Credit Agreement may also result in a default under the obligations to SVB and PfG. The Company is currently in default under certain covenants in favor of SVB and PfG, including an obligation to raise bridge financing by November 30, and is in the process of negotiating a forbearance agreement with its lenders.

As a result of the Event of Default under the Credit Agreement described above, NDX has the right to convert all, but not less than all, of the outstanding balance under the Credit Agreement into shares of Company common stock at a conversion price of $0.606 per share.

Item 8.01. Other Events.

In light of the termination of the Merger Agreement, the Company will pursue alternative strategic or financial transactions with the assistance of Raymond James & Associates, Inc. The Company had previously retained Raymond James. as a financial advisor to assist the Company in its evaluation of a broad range of financial and strategic alternatives to enhance shareholder value, including additional capital raising transactions, the acquisition of another company or complementary assets or the potential sale or merger of the Company, or another type of strategic partnership.

In connection with the termination of the Merger Agreement, the Company issued a press release on December 17, 2018, a copy of which is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

Forward-Looking Statements

This report, including Exhibit 99.1, contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, and the opposites of such words, although some forward-looking statements are expressed differently. Forward-looking statements involve known and unknown risks and uncertainties that exist in the Company’s operations and business environment, which may be beyond the Company’s control, and which may cause actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward- looking statements. The risks and uncertainties referred to above include, but are not limited to, risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2017 and quarterly reports on Form 10-Q for the quarters ended March 31, 2018, June 30, 2018 and September 30, 2018. These risks could cause actual results to differ materially from those expressed in any forward- looking statements made by, or on behalf of, the Company. Forward-looking statements represent the judgment of management of the Company regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable at the time that they are made, the Company can give no assurance that such expectations will prove to be correct. Unless otherwise required by applicable law, the Company assumes no obligation to update any forward-looking statements, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished as part of this report:

Exhibit No.	Description

99.1	Press Release of Cancer Genetics, Inc. dated December 17, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cancer Genetics, Inc.

Date: December 17, 2018		/s/ John. A Roberts
	Name:	John A. Roberts
	Title:	Chief Executive Officer